EXHIBIT 10.67

INTELLECTUAL PROPERTY SECURITY AGREEMENT

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (this “Agreement”) made as of this 29th of October, 2012, by FUSION TELECOMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation (“Parent”), NETWORK BILLING SYSTEMS, LLC, a Delaware limited liability company (‘NBS,” and each of Parent and NBS, a “Grantor,” and collectively, “Grantors”), in favor of PRAESIDIAN CAPITAL OPPORTUNITY FUND III, LP (“Fund III”), a Delaware limited partnership, PRAESIDIAN CAPITAL OPPORTUNITY FUND III-A, LP, a Delaware limited partnership (“Fund III-A”), and PLEXUS FUND II, LP, a Delaware limited partnership, “Plexus,” and together with Fund III, collectively, “Lenders”):

W I T N E S S E T H

WHEREAS, Grantors and the Lenders are parties to that certain Securities Purchase Agreement and Security Agreement of even date herewith, by and among FUSION NBS ACQUISITION CORP., a Delaware corporation (“Borrower”), Parent, NBS, Lenders, and the other parties thereto from time to time (as same may be amended, restated, supplemented or modified from time to time, the “Purchase Agreement”), providing for the purchase of the Notes from Borrower and the purchase of the Warrants from Parent;

WHEREAS, each Grantor has granted to Lenders a security interest in substantially all of the assets of such Grantor including all right, title and interest of such Grantor in, to and under all now owned and hereafter acquired trademarks, together with the goodwill of the business symbolized by such Grantor’s trademarks and all products and proceeds thereof, to secure the prompt payment and performance of the Obligations owing by such Grantor under the Purchase Agreement;

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

1. Incorporation of Purchase Agreement.  The Purchase Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto.  All rights and remedies herein granted to Lenders shall be in addition to any rights and remedies granted under the Purchase Agreement, including, without limitation, the right to foreclose the security interests granted herein or therein and to realize upon any Collateral (including, without limitation, the Trademarks (as defined below)) by any available judicial procedure and/or to take possession of and sell any or all of the Collateral (including, without limitation, the Trademarks) in accordance with the terms of the Purchase Agreement.  All terms capitalized but not otherwise defined herein shall have the same meanings herein as in the Purchase Agreement.

2. Grant and Reaffirmation of Grant of Security Interests.  To secure the prompt payment and performance of the Obligations, Grantor hereby grants to Lenders, and hereby reaffirms its prior grant pursuant to the Purchase Agreement, of a continuing security interest in Grantor’s entire right, title and interest in and to the following whether now owned or existing or hereafter created, acquired or arising:

(i) each trademark listed on Schedule I annexed hereto (such trademarks referred to as the “Trademarks”), together with any additions thereto, reissues, continuations or extensions thereof, and all registrations and trademark applications therefor, all of the goodwill of the business connected with the use of, and symbolized by, each Trademark; and

(ii) all products and proceeds of the forgoing, including without limitation, any claim of Grantor against third parties for past, present or future (a) infringement or dilution of any trademark or patent, or (b) injury to the goodwill associated with any Trademark.

3. Covenants.

(i) Grantor agrees not to sell, license, grant any option, assign or further encumber its rights and interest in the Trademarks without prior written consent of Lenders, except as otherwise permitted under the Purchase Agreement.

(ii) Grantor agrees to disclose to Lenders, on a semi-annual basis, all (i) previously filed trademark applications for which Grantor received notice of approval, together with the registration numbers for any and all such approved trademarks, and (ii) new applications for trademarks filed by Grantor, in each case since the last Compliance Certificate provided by Grantor.

4. Power of Attorney.  Upon the occurrence of an Event of Default under the Purchase Agreement which has not been waived in writing by the Lenders, Grantor hereby covenants and agrees that Lenders, as the holder of a security interest under the Uniform Commercial Code, as now or hereafter in effect in the State of Delaware, may take such action permitted under the Purchase Agreement, in its exclusive discretion, to foreclose upon the Trademarks covered hereby. Upon the occurrence of an Event of Default that has not been waived in writing by Lenders, Grantor hereby authorizes and empowers Lenders, their successors and assigns, and any officer or agent of Lenders as Lenders may select, in its exclusive discretion, as Grantor’s true and lawful attorney-in-fact, with the power to endorse Grantor’s name on all applications, assignments, documents, papers and instruments necessary for Lenders, to use the Trademarks or to grant or issue any exclusive or non-exclusive license under the Trademarks to anyone else, or necessary for Lenders to assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks to anyone else including, without limitation, the power to execute a trademark assignment in the form attached hereto as Exhibit 1.  Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof and in accordance with the terms hereof, except for the gross negligence or willful misconduct of such attorney.  This power of attorney shall be irrevocable for the life of this Agreement and the Purchase Agreement and until all of the Obligations are indefeasibly paid and satisfied in full.

5. Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.  Any judicial proceeding brought by either party hereto with respect to this Agreement or any related agreement may be brought in any court of competent jurisdiction in the County of New York, State of New York, United States of America, and, by execution and delivery of this Agreement, each party hereto accepts for itself and in connection with its properties, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.  Grantor hereby waives personal service of any and all process upon it and consents that all such service of process may be made in the manner set forth in the Purchase Agreement.  Each party hereto waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  Each party hereto waives the right to remove any judicial proceeding brought against either party in any state court to any federal court.  Any judicial proceeding by either party hereto involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in the federal court for the Southern District of New York or state court located in the County of New York, State of New York.

6. Rights and Remedies not Exclusive.  The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any rights or remedy shall not preclude the exercise of any other right or remedies provided for herein or otherwise provided by law, all of which shall be cumulative and not alternative.  Nothing contained in this Agreement shall be construed to impose any duties on Lenders.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each Grantor has duly executed this Agreement as of the date first written above.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

By:	/s/
Name
Title

NETWORK BILLING SYSTEMS, LLC

By:	/s/
Name
Title

[Signature Page To IP Security Agreement]

Agreed and Accepted,	PRAESIDIAN CAPITAL OPPORTUNITY FUND III, LP

	By:	Praesidian Capital Opportunity GP III, LLC, its General Partner

	By:	/s/
Name
Title: Manager

PRAESIDIAN CAPITAL OPPORTUNITY FUND III-A, LP

By:	Praesidian Capital Opportunity GP III-A, LLC, its General Partner

By:	/s/
Name
Title: Manager

PLEXUS FUND II, LP

By:	Plexus Fund II GP, its General Partner

By:	/s/
Name: Michael Becker
Title: Manager

[Signature Page To IP Security Agreement]

COMPANY ACKNOWLEDGMENT

UNITED STATES OF AMERICA	:
STATE OF	:	SS
COUNTY OF	:

On this   of October, 2012, before me personally appeared_________________, to me known and being duly sworn, deposes and says that she/he is authorized to sign on behalf of Fusion Telecommunications International, Inc., that she/he signed the within Agreement pursuant to the authority vested in her/him by law; that the within Agreement is the voluntary act of such company; and she/he desires the same to be recorded as such.

_________________________________________ Notary Public My Commission Expires:

COMPANY ACKNOWLEDGMENT

UNITED STATES OF AMERICA	:
STATE OF	:	SS
COUNTY OF	:

On this   of October, 2012, before me personally appeared_________________, to me known and being duly sworn, deposes and says that she/he is authorized to sign on behalf of Network Billing Systems, LLC, that she/he signed the within Agreement pursuant to the authority vested in her/him by law; that the within Agreement is the voluntary act of such company; and she/he desires the same to be recorded as such.

_________________________________________ Notary Public My Commission Expires:

SCHEDULE I

TRADEMARK REGISTRATIONS

Trademark Description	U.S. Registration/Serial No./ Application No.	Date Registered/Filed
V.O.I.C.E. the one that works!	Registration No. 3264612	Filed: April 17, 2006 Registered: July 17, 2007
Fusion Telecom	Registration No. 2970850	Filed: October 21, 1998 Registered: July 19, 2005
Fusion Telecommunications International	Registration No. 2811986	Filed: October 21, 1998 Registered: February 10, 2004
Fusion	Registration No. 2811986	Filed: October 21, 1998 Registered: February 10, 2004
Fusion [Logo]	Serial No. 78567087	Filed: February 14, 2005
Fusion Tel	Unregistered	Unregistered
Fusion Softphone	Unregistered	Unregistered

EXHIBIT 1

TRADEMARK ASSIGNMENT

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation (“Parent”), and NETWORK BILLING SYSTEMS, LLC, a Delaware limited liability company (‘NBS,” and each of Parent and NBS, a “Grantor,” and collectively, “Grantors”) are, individually or jointly, are the registered owner of the United States trademarks, service marks, trade names, service trademark applications, and service trade names listed on Schedule A attached hereto and made a part hereof (“Trademarks”); and

WHEREAS, PRAESIDIAN CAPITAL OPPORTUNITY FUND III, LP (“Fund III”), having a place of business at 419 Park Avenue South, New York, NY 10016, PRAESIDIAN CAPITAL OPPORTUNITY FUND III-A, LP (“Fund III-A), having a place of business at 419 Park Avenue South, New York, NY 10016, and PLEXUS FUND II, LP, having a place of business at 4601 Six Forks Road, Suite 528, Raleigh, North Carolina 27609 (“Plexus,” and together with Fund II and Fund II-A, “Grantees” are desirous of acquiring said Trademarks;

NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, each Grantor, its successors and assigns, does hereby transfer, assign and set over unto Grantees, their respective successors, transferees and assigns, subject to the terms of the Intellectual Property Security Agreement dated October __, 2012 between Grantors and Grantees (i) each trademark listed on Schedule A annexed hereto (such trademarks referred to as the “Trademarks”), together with any additions thereto, reissues, continuations or extensions thereof, and all registrations and trademark applications therefor , all of the goodwill of the business connected with the use of, and symbolized by, each Trademark; and (ii) all products and proceeds of the forgoing, including without limitation, any claim of such Grantor against third parties for past, present or future (a) infringement or dilution of any trademark or patent, or (b) injury to the goodwill associated with any Trademark. all of its present and future right, title and interest in and to the Trademarks and all proceeds thereof and all goodwill associated therewith.

IN WITNESS WHEREOF, the undersigned has caused this Trademark Assignment to be executed as of the ___ day of.

[________________]

Date	By:	/s/
Attorney-in-fact

Witness: